CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Jan. 02, 2016	Jan. 03, 2015	Dec. 28, 2013
Net income	$ 473,398	$ 493,825	$ 391,758
Changes in net unrecognized other postretirement benefit costs, net of tax	(445)	(752)	(438)
Postretirement benefit plan amendment	0	0	1,454
Currency translation adjustments	(31,277)	(15,268)	0
Total other comprehensive income (loss)	(31,722)	(16,020)	1,016
Comprehensive income	$ 441,676	$ 477,805	$ 392,774